Filed with the U.S. Securities and Exchange Commission on December 18, 2025
1933 Act Registration File No. 333-206240
1940 Act File No. 811-23084
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	231	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	234	[	X	]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 516-1652

Ryan L. Roell, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 231 to the Registration Statement on Form N-1A of Series Portfolios Trust (the “Trust”) is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended August 31, 2025, for the Eldridge AAA CLO ETF and Eldridge BBB-B CLO ETF, each a series of the Trust.

Eldridge AAA CLO ETF
Listed on NYSE Arca, Inc.: CLOX

Eldridge BBB-B CLO ETF
Listed on NYSE Arca, Inc.: CLOZ

Prospectus

December 29, 2025

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Eldridge AAA CLO ETF (CLOX)
Eldridge BBB-B CLO ETF (CLOZ)

This Prospectus describes two series (each, a “Fund” and collectively, the “Funds”)
of Series Portfolios Trust (the “Trust”).

Summary Section
Eldridge AAA CLO ETF

Investment Objective
The Eldridge AAA CLO ETF seeks to generate current income, with a secondary objective of capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$20	$64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in tranches of collateralized loan obligations (“CLOs”) that are rated, at the time of purchase, AAA or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, securities deemed by the Adviser to be of comparable quality). CLOs are structured products with a “long-only” investment strategy (i.e., a strategy that does not include short positions) that issue multiple tranches of asset-backed securities. CLOs are collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans. The Fund invests primarily in AAA rated tranches of CLOs, which is the highest quality rating that a CLO can receive. CLOs are securities structured to be exposed to the senior secured loans in a corporate capital structure, which means that the loans have payment priority over unsecured debt and common equity in a default situation. These loans are often issued as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are covenants that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the absence of such covenants, the CLO manager may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels, or take other actions to help mitigate losses.
The Fund will not invest more than 20% of its total assets in CLOs managed by a single CLO manager. The Fund only invests in CLOs with a minimum initial total offering size of $250 million. In addition to investments in CLOs rated, at the time of purchase, AAA, the Fund may also invest up to 20% of its total assets in CLOs rated AA or A by an NRSRO. The Fund invests primarily in CLOs that are U.S. dollar denominated, and the Fund may invest in CLOs of any maturity or duration. CLOs typically have floating or variable interest rates, though some CLOs have fixed rates. If a CLO receives multiple ratings from different NRSROs, the Fund will use the highest rating category.
The Fund’s portfolio managers select investments for the Fund by sourcing opportunities in primary (i.e., the initial offering for a security) and secondary markets (i.e., markets where the securities are traded following the initial offering) for CLO debt securities. The Adviser focuses on CLO tranches rated AAA, which are senior to other tranches of the CLO. In addition, the Adviser evaluates the Fund’s investment portfolio to balance total returns and capital protection by analyzing structural leverage (leverage embedded in the CLO) and portfolio composition.
The Fund is actively managed and does not seek to track the performance of any particular index. In selecting investments for the Fund, the Adviser applies a bottom-up approach that reviews the current market environment for potential investment opportunities, including newly issued and secondary market CLOs. The Adviser’s analysis of each CLO includes: assessment of the manager of the CLO; analysis of the CLO’s documentation, cash flow waterfall and structural terms; assessment of the CLO’s ability to meet principal and interest payments to its various tranches; performance of the CLO’s underlying collateral and the CLO’s tranches under stressed market conditions; and general industry trends and any changing financial market conditions. The Adviser monitors the Fund’s investment portfolio on a daily basis and attempts to proactively position investments for changing market conditions, and the Fund may sell or reduce a position when the Adviser perceives a more attractive investment becomes available or the value of an investment becomes unattractive, taking into consideration current market conditions. The Fund may also sell an investment based on the Adviser’s re-evaluation of an investment’s credit profile. Although the Adviser uses due care in analyzing and monitoring the Fund’s investment portfolio, there can be no assurance that such analysis and monitoring will reveal factors that may impair the value of a CLO investment.
Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or long periods of time. The principal risks of investing in the Fund are summarized below.
CLO Risk. The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). This Fund intends to invest primarily in AAA rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to underlying collateral default and impairment of subordinated tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of defaults of the underlying assets.
CLO Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the

Fund’s investments were not leveraged. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders. The Fund intends to invest primarily in the most senior tranches of CLOs (those that are also AAA-rated), which generally are less affected by the effects of leverage than more junior tranches.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Cash Transaction Risk. Unlike other ETFs, the Fund expects to effect most of its creations and redemptions primarily for cash, rather than in-kind securities. Cash purchases and sales may cause the Fund to incur portfolio transaction fees, gains or losses on the sales, or charges or delays in investing the cash that it would otherwise not incur if a purchase or sale was made on an in-kind basis.
Covenant Lite Loan Risk. The Fund may obtain exposure to loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Broadly Syndicated Loans Risk. The CLOs in which the Fund invests are typically composed of broadly syndicated loans (“BSLs”). BSLs are typically originated and structured by banks on behalf of large corporate borrowers. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. Investments in BSLs may expose the Fund to different risks, including liquidity risk, price volatility, ability to restructure loans, credit risks and less protective loan documentation.
Debt Securities Risk. The Fund’s investment in debt securities may subject it to the following risks:
•Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities.
•Interest Rate Risk. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the CLO to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to inflationary trends and the effect of government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.
•Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares.
•Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
•Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e. redeem or refinance) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable market conditions (i.e. at lower spreads), which could cause a decline in the Fund’s income.

•Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates.
Income Risk. The Fund's income will decline if interest rates fall. This decline in income would occur because the CLO debt instruments held by the Fund generally all have floating or variable interest rates.
Valuation Risk. The CLO securities in which the Fund invests may be priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more unreliable. The structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.
CLO Manager Risk. The Fund intends to invest in CLO securities issued by CLOs that are managed by third-party collateral managers. The Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing, and replacing the underlying bank loans within a CLO. There can be no guarantee that any collateral manager will continue to manage such CLO through the life of the investment. Collateral managers are subject to removal or replacement by other holders of CLO securities or may voluntarily resign.
Newly Issued Securities Risk. The Fund may invest in newly issued securities or “new issues.” New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. New issues may be volatile in price due to the absence of a prior trading market, limited quantities available, and an extended settlement period.
Extended Settlement Risk. New issue CLOs purchased in the primary market typically experience extended settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Privately Issued Securities Risk. CLO securities are generally privately issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find markets for these securities are more thinly traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market.
Management Risk. The Fund’s principal investment strategies may involve actively trading securities, which could result in a high portfolio turnover rate, which could increase transaction costs (thus lowering performance) and taxable distributions.
Portfolio Turnover Risk. The Fund may experience an increased rate of portfolio turnover which could result in higher transaction costs and potential for taxable capital gains, both of which could have a negative effect on the Fund's performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical portfolio turnover rates.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one-year and since inception compare with that of a broad-based securities index and a supplemental index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.cloxfund.com or by calling the Fund toll-free at 800-617-0004.

Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 1.79% (for the quarter ended June 30, 2024) and the worst performance was 1.61% (for the quarter ended December 31, 2024).

The calendar year-to-date for the Fund as of September 30, 2025 was 4.20%.

Average Annual Total Return as of December 31, 2024
Eldridge AAA CLO ETF	1 Year	Since Inception (July 18, 2023)
Return Before Taxes	6.91%	7.72%
Return After Taxes on Distributions	4.24%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	4.73%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	2.89%
JP Morgan CLOIE AAA Total Return Index (reflects no deduction for fees, expenses or taxes)	7.06%	7.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Eldridge Structured Credit Advisers, LLC (“Eldridge Structured Credit Advisers” or “Adviser”) is the Fund’s investment adviser.

Portfolio Managers
Mr. Tony Minella, Mr. Tarek Barbar and Mr. Andrew Ward are the portfolio managers jointly responsible for the day-to-day management of the Fund. Messrs. Minella, Barbar and Ward have each managed the Fund since November 2024.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.cloxfund.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Summary Section
Eldridge BBB-B CLO ETF

Investment Objective
The Eldridge BBB-B CLO ETF seeks to generate current income, with a secondary objective of capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended August 31, 2025, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in tranches of collateralized loan obligations (“CLOs”) that are rated, at the time of purchase, between BBB+ and B- or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, securities deemed by the Adviser to be of comparable quality). CLOs are structured products with a “long-only” investment strategy (i.e., a strategy that does not include short positions) that issue multiple tranches of asset-backed securities. CLOs are collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans. The Fund intends to invest primarily in BBB and BB rated tranches of CLOs and is expected to have significant exposure (up to 70% of its total assets) in CLO tranches rated below investment grade often referred to as “high-yield” or “junk” bonds (i.e., CLO tranches rated BB+ or lower). CLOs are securities structured to be exposed to the senior secured loans in a corporate capital structure, which means that the loans have payment priority over unsecured debt and common equity in a default situation. These loans are often issued as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are covenants that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the absence of such covenants, the CLO manager may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels, or take other actions to help mitigate losses. The Fund’s typical investments are mezzanine or lower priority CLO tranches which are subordinate to other tranches of the CLO (i.e., these other tranches have payment priority over the tranches held by the Fund).

The Fund will not invest more than 20% of its total assets in CLOs managed by a single CLO manager. The Fund only invests in CLOs with a minimum initial total offering size of $250 million. In addition to investments in CLOs rated, at the time of purchase, between BBB+ and B-, the Fund may also invest up to 10% of its total assets in CLOs rated above BBB+ by an NRSRO. The Fund may also invest up to 70% of its total assets in CLOs rated below investment grade (i.e., CLO tranches rated BB+ or lower). The Fund invests primarily in CLOs that are U.S. dollar denominated, and the Fund may invest in CLOs of any maturity or duration. CLOs typically have floating or variable interest rates, though some CLOs have fixed rates. If a CLO receives multiple ratings from different NRSROs, the Fund will use the highest rating category.

The Fund’s portfolio managers select investments for the Fund by sourcing opportunities in primary (i.e., the initial offering for a security) and secondary markets (i.e., markets where the securities are traded following the initial offering) for CLO debt securities. The Adviser invests a portion of its portfolio in CLO tranches rated below investment grade, which may be subordinate to other tranches of the CLO. In addition, the Adviser evaluates the Fund’s investment portfolio to balance total returns and capital protection by analyzing structural leverage (leverage embedded in the CLO) and portfolio composition.

The Fund is actively managed and does not seek to track the performance of any particular index. In selecting investments for the Fund, the Adviser applies a bottom-up approach that reviews the current market environment for potential investment opportunities, including newly issued and secondary market CLOs. The Adviser’s analysis of each CLO includes: assessment of the manager of the CLO; analysis of the CLO’s documentation, cash flow waterfall and structural terms; assessment of the CLO’s ability to meet principal and interest payments to its various tranches; performance of the CLO’s underlying collateral and the CLO’s tranches under stressed market conditions; and general industry trends and any changing financial market conditions. The Adviser monitors the Fund’s investment portfolio on a daily basis and attempts to proactively position investments for changing market conditions, and the Fund may sell or reduce a position when the Adviser perceives a more attractive investment becomes available or the value of an investment becomes unattractive, taking into consideration current market conditions. The Fund may also sell an investment based on the Adviser’s re-evaluation of an investment’s credit profile. Although the Adviser uses due care in analyzing and monitoring the Fund’s investment portfolio, there can be no assurance that such analysis and monitoring will reveal factors that may impair the value of a CLO investment.
Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or long periods of time. The principal risks of investing in the Fund are summarized below.
CLO Risk. The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). This Fund intends to invest primarily in BBB and BB rated tranches (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to underlying collateral default and impairment of subordinated tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. In addition, these risks are heightened with respect to the below investment grade CLOs in which the Fund may significantly invest (up to 70% of the Fund’s total assets). The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of defaults of the underlying assets.
•Mezzanine CLO Risk. The Fund intends to invest primarily in BBB and BB rated tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. Mezzanine tranches may be of investment grade (i.e., BBB) or non-investment grade quality (i.e., BB+ or below), and, the Fund is expected to have significant exposure to below investment grade CLO tranches (up to 70% of its total assets). To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, subordinated CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. In a CLO structure, senior tranches have payment priority over mezzanine tranches (i.e., the tranches that the Eldridge BBB-B CLO ETF invests in.
CLO Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares, which may result in a widening of the bid and ask spread. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Cash Transaction Risk. Unlike other ETFs, the Fund expects to effect most of its creations and redemptions primarily for cash, rather than in-kind securities. Cash purchases and sales may cause the Fund to incur portfolio transaction fees, gains or losses on the sales, or charges or delays in investing the cash that it would otherwise not incur if a purchase or sale was made on an in-kind basis.
Covenant Lite Loan Risk. The Fund may obtain exposure to loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Broadly Syndicated Loans Risk. The CLOs in which the Fund invests are typically composed of broadly syndicated loans (“BSLs”). BSLs are typically originated and structured by banks on behalf of large corporate borrowers. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. Investments in BSLs may expose the Fund to different risks, including liquidity risk, price volatility, ability to restructure loans, credit risks and less protective loan documentation.
Debt Securities Risks. The Fund’s investment in debt securities may subject it to the following risks:
•Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities.
•Interest Rate Risk. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the CLO to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Fund. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to inflationary trends and the effect of government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

•Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares.
•Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
•Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e. redeem or refinance) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable market conditions (i.e. at lower spreads), which could cause a decline in the Fund’s income.
•Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates.
High Yield Securities Risk. The Fund intends to invest a significant portion (up to 70% of its total assets) in CLO securities rated below investment grade. Debt investments rated below investment grade are sometimes referred to as high yield or “junk”. Investing in lower-rated or unrated securities (including CLOs) involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. These securities may be more sensitive than investment grade CLO securities to economic, political, or market changes or developments which could impact the underlying loans of a CLO and may adversely affect the value of the below investment grade CLO security. Issuers of the below investment grade loans that underlie a CLO may not be as financially durable as those issuers with higher credit ratings. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. These risks may be present in lower rated CLO securities (such as those rated BBB or BBB-, or their equivalent), even if they are not rated below investment grade.
Income Risk. The Fund's income will decline if interest rates fall. This decline in income would occur because the CLO debt instruments held by the Fund generally all have floating or variable interest rates.
Valuation Risk. The CLO securities in which the Fund invests may be priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more unreliable. The structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.
CLO Manager Risk. The Fund intends to invest in CLO securities issued by CLOs that are managed by third-party collateral managers. The Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing, and replacing the underlying bank loans within a CLO. There can be no guarantee that any collateral manager will continue to manage such CLO through the life of the investment. Collateral managers are subject to removal or replacement by other holders of CLO securities or may voluntarily resign.
Newly Issued Securities Risk. The Fund may invest in newly issued securities or “new issues.” New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. New issues may be volatile in price due to the absence of a prior trading market, limited quantities available, and an extended settlement period.
Extended Settlement Risk. New issue CLOs purchased in the primary market typically experience extended settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find markets for these securities are more thinly traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market.
Management Risk. The Fund’s principal investment strategies may involve actively trading securities, which could result in a high portfolio turnover rate, which could increase transaction costs (thus lowering performance) and taxable distributions.
Portfolio Turnover Risk. The Fund may experience an increased rate of portfolio turnover which could result in higher transaction costs and potential for taxable capital gains, both of which could have a negative effect on the Fund's performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical portfolio turnover rates.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one-year and since inception compare with that of a broad-based securities index and a supplemental index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.clozfund.com or by calling the Fund toll-free at 800-617-0004.

Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 3.06% (for the quarter ended June 30, 2024) and the worst performance was 2.30% (for the quarter ended September 30, 2024).

The calendar year-to-date for the Fund as of September 30, 2025 was 5.20%.

Average Annual Total Return as of December 31, 2024
Eldridge BBB-B CLO ETF	1 Year	Since Inception (January 23, 2023)
Return Before Taxes	11.50%	13.94%
Return After Taxes on Distributions	7.43%	9.66%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	8.80%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	2.09%
JP Morgan CLO High Quality Mezzanine Index (reflects no deduction for fees, expenses or taxes)	12.60%	14.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Eldridge Structured Credit Advisers, LLC (“Eldridge Structured Credit Advisers” or “Adviser”) is the Fund’s investment adviser.

Portfolio Managers
Mr. Tony Minella, Mr. Tarek Barbar and Mr. Andrew Ward are the portfolio managers jointly responsible for the day-to-day management of the Fund. Messrs. Minella, Barbar and Ward have each managed the Fund since November 2024.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.clozfund.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Information About the Funds

Investment Objective
Each Fund seeks to generate current income, with a secondary objective of capital preservation. Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.

Principal Investment Strategies

The Funds are actively managed ETFs that pursue their investment objective by investing, under normal circumstances, at least 80% of their net assets (plus any borrowings made for investment purposes) in tranches of CLOs that are rated, at the time of purchase, AAA (or equivalent by a NRSRO) for the Eldridge AAA CLO ETF, and between BBB+ and B- (or equivalent by a NRSRO) for the Eldridge BBB-B CLO ETF (or, if unrated, securities deemed by the Adviser to be of comparable quality). The Fund may not change this policy without first providing 60 days’ prior written notice to shareholders.

CLOs are a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage-backed securities. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio which is collateralized by a pool of primarily senior secured loans (although they may include senior unsecured loans or subordinate corporate loans), which are highly diversified by underlying borrower and industry and subject to a variety of asset concentration limitations. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, most of which may individually be rated below investment grade, or the equivalent if unrated. The portfolio of underlying loans is managed by the CLO manager for a fixed period of time (the “reinvestment period”).

During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate losses. A CLO’s portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of the equity interests in the CLO may seek to call or refinance the CLO's outstanding debt. If not called or refinanced, when the reinvestment period ends, the CLO generally uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations. CLOs are asset-backed structures that issue multiple tranches varying in risk and yield based upon the priority of claims on the cash flows produced by the underlying loan pool. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, upon principal repayment in the collateral pool, senior tranches are typically paid first. The most junior tranches would attract the highest interest rates but also suffer the highest risk of default and loss. If the cash collected by the CLO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. The ratings assigned to CLO tranches reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

The Eldridge AAA CLO ETF invests primarily in AAA rated tranches of CLOs, which is the highest quality rating that a CLO can receive. The Eldridge BBB-B CLO ETF invests primarily in BBB and BB rated tranches of CLOs and is expected to have significant exposure (up to 70% of its total assets) in CLO tranches rated below investment grade often referred to as “high yield” or “junk” bonds (i.e., CLO tranches rated BB+ or lower). The Eldridge BBB-B CLO ETF’s typical investments are mezzanine or lower priority CLO tranches which are subordinate to other tranches of the CLO (i.e., these other tranches have payment priority over the tranches held by the Eldridge BBB-B CLO ETF).

CLOs are securities structured to be exposed to the senior secured loans in a corporate capital structure, which means that the loans have payment priority over unsecured debt and common equity in a default situation. These loans are often issued as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are covenants that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. In the absence of such covenants, the CLO manager may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels, or take other actions to help mitigate losses.

After purchase, a CLO tranche may have its rating reduced below its initial rating. In such cases, the Adviser will consider whether to continue to hold the CLO security. However, each Fund will not invest more than 20% of its total assets in CLOs managed by a single CLO manager. The Funds only invest in CLOs with a minimum initial total offering size of $250 million. The Funds invest primarily in CLOs that are U.S. dollar denominated, and the Funds may invest in CLOs of any maturity or duration. CLOs typically have floating or variable interest rates, though some CLOs have fixed rates. The Funds will generally invest in floating-rate CLOs.

In addition to investments in CLOs rated, at the time of purchase, AAA, the Eldridge AAA CLO ETF may also invest up to 20% of its total assets in CLOs rated AA or A by an NRSRO. In addition to investments in CLOs rated, at the time of purchase, between BBB+ and B-, the Eldridge BBB-B CLO ETF may also invest up to 10% of its total assets in CLOs rated above BBB+ by an NRSRO, and may also invest up to 70% of its total assets in CLOs rated below investment grade (i.e., CLO tranches rated BB+ or lower).

The Funds’ portfolio managers select investments for the Funds by sourcing opportunities in primary (i.e., the initial offering for a security) and secondary markets (i.e., markets where the securities are traded following the initial offering) for CLO debt securities. For the Eldridge AAA CLO ETF, the Adviser focuses on CLO tranches rated AAA, which are senior to other tranches of the CLO (i.e., the tranches held by the Eldridge AAA CLO ETF have payment priority over the CLO’s lower rated tranches). For the Eldridge BBB-B CLO ETF, the Adviser invests a portion of its portfolio in CLO tranches rated below investment grade, which may be subordinate to other tranches of the CLO.

The Adviser evaluates each Fund’s investment portfolio to balance total returns and capital protection by analyzing structural leverage (leverage embedded in the CLO) and portfolio composition. The Adviser’s investment and security selection process focuses on assessing the skills of the CLO collateral manager and analyzing the structure of a CLO. The Adviser conducts due diligence on CLO managers to discern each manager’s investment process, credit sector analysis, risk appetite, and approach to risk management, taking into consideration the CLO manager’s tenure and track record in the CLO market, including over various credit cycles, performance, analyst turnover, issuance record, and secondary market trading frequency. A “credit cycle” describes the increases and decreases of access to credit by borrowers, typically occurring over a several year time frame.

The Funds are actively managed and do not seek to track the performance of any particular index. In selecting investments for each Fund, the Adviser applies a bottom-up approach that reviews the current market environment for potential investment opportunities, including newly issued and secondary market CLOs. The Adviser’s analysis of each CLO includes: assessment of the manager of the CLO; analysis of the CLO’s documentation, cash flow waterfall and structural terms; assessment of the CLO’s ability to meet principal and interest payments to its various tranches; performance of the CLO’s underlying collateral and the CLO’s tranches under stressed market conditions; and general industry trends and any changing financial market conditions.

The Adviser monitors each Fund’s investment portfolio on a daily basis and attempts to proactively position investments for changing market conditions, and a Fund may sell or reduce a position when the Adviser perceives a more attractive investment becomes available or the value of an investment becomes unattractive, taking into consideration current market conditions. A Fund may also sell an investment based on the Adviser’s re-evaluation of an investment’s credit profile. Although the Adviser uses due care in analyzing and monitoring the Funds’ investment portfolios, there can be no assurance that such analysis and monitoring will reveal factors that may impair the value of a CLO investment.

Please see the Funds’ Statement of Additional Information (“SAI”) for additional information about the securities and investment strategies described in this Prospectus and about additional securities and investment strategies that may be used by the Funds.

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions. During such times, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, such Fund may not be able to pursue its investment objectives.

On a regular basis, each Fund may also invest a portion of its assets in cash or other short-term instruments, such as money market instruments or money market funds, while deploying new capital, for liquidity management purposes, managing redemptions or for defensive purposes while navigating unusual market conditions.

Principal Risks

An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Funds’ principal risks. It is important that investors closely review and understand these risks before making an investment decision.

CLO Risk. The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). Eldridge AAA CLO ETF and Eldridge BBB-B CLO ETF intend to invest primarily in AAA rated and BBB and BB rated tranches, respectively (or equivalent ratings by a NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to underlying collateral default and impairment of subordinated tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. In addition, for the Eldridge BBB-B CLO ETF, these risks are heightened with respect to the below investment grade CLOs in which the Fund may significantly invest (up to 70% of the Fund’s total assets). The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of defaults of the underlying assets.
•Mezzanine CLO Risk. The Eldridge BBB-B CLO ETF intends to invest primarily in BBB and BB rated tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. Mezzanine tranches may be of investment grade (i.e., BBB) or non-investment grade quality (i.e., BB+ or below), and the Fund is expected to have significant exposure to below investment grade CLO tranches (up to 70% of its total assets). To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, subordinated CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. In a CLO structure, senior tranches have payment priority over mezzanine tranches (i.e., the tranches that the Eldridge BBB-B CLO ETF invests in.
CLO Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. In addition, loans underlying the CLOs in which the Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. It may take longer than seven days for transactions in certain loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders. The Eldridge AAA CLO ETF intends to invest primarily in the most senior tranches of CLOs (those that are also AAA-rated), which generally are less affected by the effects of leverage than more junior tranches.
ETF Risks. Each Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants” or “APs”) are authorized to purchase and redeem shares directly from the Funds. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of a Fund may trade at a material discount to the Fund’s net asset value (“NAV”), which may result in a widening of the bid and ask spread (i.e., the current best prices to buy and sell the Fund), and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Investors buying or selling shares of the Funds in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares of a Fund. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares of a Fund (the “bid” price) and the price at which an investor is willing to sell shares of a Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of a Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Funds, including bid/ask spreads, frequent trading of the Funds’ shares may significantly reduce investment results and an investment in a Fund’s shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of a Fund will approximate the intraday value of the Fund’s holdings used to calculate the Fund’s NAV, there may be times when the market price of shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount), which may result in a widening of the bid and ask spread, due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Funds are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares of the Funds on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the

Exchange may halt trading in shares of a Fund when extraordinary volatility causes sudden, significant swings in the market price of shares of the Fund. There can be no assurance that shares of the Funds will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for the Funds’ shares may become less liquid in response to deteriorating liquidity in the markets for the Funds’ underlying portfolio holdings. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV, which may result in a widening of the bid and ask spread.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•Listing Standards Risk. Each Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in a Fund’s shares being delisted by the Exchange. Any resulting liquidation of a Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Cash Transaction Risk. Unlike other ETFs, each Fund expects to effect most of its creations and redemptions primarily for cash, rather than in-kind securities. This means a Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Funds may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes. Cash purchases may cause a Fund to incur portfolio transaction fees, charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis.
Covenant Lite Loan Risk. The Funds may obtain exposure to loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Broadly Syndicated Loans Risk. The CLOs in which the Funds invest are typically composed of broadly syndicated loans (“BSLs”). BSLs are typically originated and structured by banks on behalf of large corporate borrowers. The proceeds of BSLs are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. BSLs may expose the Funds to different risks, including liquidity risk, price volatility, ability to restructure loans, credit risks and less protective loan documentation. Fluctuations in the market price of securities may affect the value of the BSL’s investments and may increase the risks inherent in such investments. The ability to sell the investments in the market may depend on demand, which may be impracticable or impossible in certain market environments. Despite diversification, high concentration may arise in certain markets. Problems may be encountered in the valuation or sale of certain investments, and in some cases, investments may have to be sold below their value. Some investments may involve assets which are exposed to high market, credit and liquidity risks (including the risk of insolvency or bankruptcy of the borrower). Investments may be leveraged at the level of the investment (e.g., by margin borrowing or otherwise). If the capital gains on the investments acquired with leverage are greater than the interest on the loans, the investment’s assets will increase faster than if no leverage had been used. In the event of price falls, this leverage is outweighed by a more rapid decline in the investment’s assets.
Debt Securities Risks. The Funds’ investments in debt securities may be subject to the following risks:
•Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, a Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.
•Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. As interest rates rise, borrowers with floating rate loans may experience difficulty servicing their loans, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Funds. An increase in interest rates may cause the value of fixed-income securities held by the Funds to decline. As interest rates decrease, issuers of the underlying loan obligations may refinance their loans, which may require the CLO to reinvest cash at what may be an inopportune time.
•Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by a Fund and may adversely affect the value of the Fund’s shares. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. Benchmark interest rates may not accurately track market interest rates.
•Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
•Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e., redeem or refinance) the securities issued by the CLO in full. A Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund having to reinvest the proceeds in unfavorable market conditions (i.e., at lower spreads), which could cause a decline in the Fund’s income.
•Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates.

High Yield Securities Risk (Eldridge BBB-B CLO ETF only). The Eldridge BBB-B CLO ETF intends to invest a significant portion (up to 70% of its total assets) in CLO securities rated below investment grade. Debt investments rated below investment grade are sometimes referred to as high yield or “junk”. Investing in lower-rated or unrated securities (including CLOs) involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. These securities may be more sensitive than investment grade CLO securities to economic, political, or market changes or developments which could impact the underlying loans of a CLO and may adversely affect the value of the below investment grade CLO security. Issuers of the below investment grade loans that underlie a CLO may not be as financially durable as those issuers with higher credit ratings. Such issuers may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on the bonds and increase the incidence of default of such securities. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated. These risks may be present in lower rated CLO securities (such as those rated BBB or BBB-, or their equivalent), even if they are not rated below investment grade.
Income Risk. Each Fund's income will decline if interest rates fall. This decline in income would occur because the CLO debt instruments held by each Fund generally all have floating or variable interest rates.
Valuation Risk. The CLO securities in which the Funds invest may be priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more unreliable. The structure of certain CLOs may subject them to price volatility and enhanced liquidity and valuation risk in times of market stress.
CLO Manager Risk. The Funds intend to invest in CLO securities issued by CLOs that are managed by third-party collateral managers. Each Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing, and replacing the underlying bank loans within a CLO. There can be no guarantee that any collateral manager will continue to manage such CLO through the life of the investment. Collateral managers are subject to removal or replacement by other holders of CLO securities or may voluntarily resign. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues, or other developments may impact the ability and/or performance of the CLO manager and may adversely impact the performance of the CLO securities in which the Funds invest.
Newly Issued Securities Risk. The Funds may invest in newly issued securities or “new issues.” New issues may not be consistently available to the Funds for investing, particularly as a Fund’s asset base grows. New issues may be volatile in price due to the absence of a prior trading market, limited quantities available, and an extended settlement period.
Extended Settlement Risk. New issue CLOs purchased in the primary market typically experience extended settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases.
Market Events Risk. One or more markets in which the Funds invest may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Funds may find markets for these securities are more thinly traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund, and its value may decline as a result.
Management Risk. The Funds’ principal investment strategies may involve actively trading securities, which could result in a high portfolio turnover rate, which could increase transaction costs (thus lowering performance) and taxable distributions. The portfolio turnover rate of each Fund may vary from year to year.
Portfolio Turnover Risk. The Funds may experience an increased rate of portfolio turnover which could result in higher transaction costs and potential for taxable capital gains, both of which could have a negative effect on a Fund's performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical portfolio turnover rates.
Portfolio Holdings

Information about the Funds’ daily portfolio holdings is available at www.cloxfund.com for the Eldridge AAA CLO ETF or at www.clozfund.com for the Eldridge BBB-B CLO ETF. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

Management of the Funds

Investment Adviser
Each Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Adviser, located at 767 5th Ave, 17th Floor, New York, New York 10153. The Adviser is an SEC-registered investment adviser specializing in CLOs, Asset Backed Securities, and Commercial Real Estate. As of August 31, 2025, the Adviser had approximately $13 billion in assets, which consisted of $12 billion in assets under management and approximately $1 billion in other fee-based assets. Other fee-based assets included CLO assets to which the Adviser provides structure advisory services. The Adviser’s role as structure advisor includes consulting and advising CLO equity holders in connection with exercising their rights under the relevant indenture (e.g., redemptions, additional issuances of notes, removal of the investment manager for cause, etc.). The Adviser earns a fee for these services based on the total assets in the CLO. The Adviser is an indirect, wholly owned subsidiary of Eldridge Industries, LLC (“Eldridge Industries”), a diversified holding company.

Subject to the oversight of the Board, the Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. For the services provided to the Funds by the Adviser, each Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the Eldridge AAA CLO ETF’s average daily net assets and 0.50% of the Eldridge BBB-B CLO ETF’s average daily net assets. For the fiscal year ended August 31, 2025, the Adviser received its unified management fee of 0.20% of the Eldridge AAA CLO ETF’s average daily net assets and 0.50% of the Eldridge BBB-B CLO ETF’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by a Fund (including acquired fund fees and expenses) except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses of the Funds and the Independent Trustees; distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement between the Adviser and the Eldridge AAA CLO ETF is available in the Fund's Form N-CSR filed with the SEC for the fiscal year ended August 31, 2025. A discussion regarding the basis for the Board’s approval of the Advisory Agreement between the Adviser and the Eldridge BBB-B CLO ETF is available in the Fund's Form N-CSR filed with the SEC for the fiscal year ended August 31, 2025.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Managers
Tony Minella, Tarek Barbar and Andrew Ward are the portfolio managers jointly responsible for the day-to-day management of the Funds.

Tony Minella, Chief Executive Officer
Tony Minella is the Chief Executive Officer of Eldridge Capital Management, the parent of Eldridge Structured Credit Advisers. Eldridge Structured Credit Advisers is integrated into the broader asset-management platform. Mr. Minella is also Co-founder and President of Eldridge Industries, a diversified holding company formed in 2015. Prior to co-founding Eldridge Industries, Mr. Minella was Chief Investment Officer of Security Benefit, an affiliate of Eldridge Structured Credit Advisers. Prior to joining Security Benefit, he was Co-Head of the Corporate Credit Group at Guggenheim Investments, where he co-chaired its Investment Committee. Mr. Minella serves on the boards of A24 Films, LLC, Aurify Brands, LLC, Blackbrook Capital (Europe) GP, LLC, Cain International LP, Cambridge Incubator, LLC, Eldridge ACRE Partners GP, Epic Aero, Inc., Everly, LLC, Everly Holdings, LLC, Gamma Media Holdings, LLC, Prescient Co. Inc., Stonebriar Commercial Finance, LLC, Zinnia Corporate Holdings, LLC, and Sports MEDIA Technology Corp (dba SMT). Mr. Minella is a member of the US Olympic & Paralympic Foundation Trustee Council, and supports the vital work of Radical Hope, Girls Leadership, Prostate Cancer Foundation, YC Community Foundation, and Elevate Big Sky, as well as Brunswick School and Avon Old Farms. He is a graduate of Avon Old Farms and received his A.B. in Economics from Bowdoin College.

Tarek Barbar, Portfolio Manager
Mr. Barbar is a Portfolio Manager at Eldridge Structured Credit Advisers. Previously, Mr. Barbar was Head of Capital Markets and Trading at Security Benefit, an affiliate of Eldridge Structured Credit Advisers, where he was responsible for trading leveraged loans, high-yield bonds, and CLOs. Prior to Security Benefit, he worked for eight years in the Corporate Credit group at Goldman Sachs Asset Management, most recently as a Senior Credit Trader. Mr. Barbar focused on trading and portfolio management of leveraged credit and derivative products across public and private markets within CLOs, registered investment companies, and separately managed accounts. He graduated from Villanova University with a B.S. in Chemical Engineering.

Andrew Ward, Portfolio Manager
Mr. Ward is a Portfolio Manager at Eldridge Structured Credit Advisers. Previously, Mr. Ward was Head of Industrial and Healthcare credit investing at Security Benefit, an affiliate of Eldridge Structured Credit Advisers. Mr. Ward joined Security Benefit in 2015 as an Investment Analyst and then joined CBAM Partners from 2016 until the sale of CBAM in 2022. At CBAM, Mr. Ward was responsible for credit investments across various end markets and for portfolio construction of CBAM’s CLOs. Following the sale of CBAM in 2022, Mr. Ward re-joined Security Benefit. He received a B.A. in Economics from Bowdoin College.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of Fund shares.

How to Buy and Sell Shares

Each Fund issues and redeems its shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire a Fund’s shares directly from a Fund, and only APs may tender their shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute an authorized participant agreement (“Participant Agreement”) that has been agreed to by the Distributor (defined below), and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, the Funds’ shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell a Fund’s shares in secondary market transactions through brokers. Individual shares of a Fund are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling a Fund’s shares through a broker, you will pay or receive the market price. You may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy a Fund’s shares and receive less than NAV when you sell those shares.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a Fund.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Investing in the Funds
For more information on how to buy and sell shares of the Funds, visit www.cloxfund.com for the Eldridge AAA CLO ETF, www.clozfund.com for the Eldridge BBB-B CLO ETF, or call the Funds toll-free at 800-617-0004.

Frequent Purchases and Redemptions of Shares

Shares of a Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve a Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in a Fund’s trading costs, or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of a Fund's shares because a Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an AP. A Fund may impose transaction fees on such Creation Unit transactions that are designed to offset such Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares. Direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. Although a Fund imposes no restrictions on the frequency of purchases and redemptions of Creation Units, a Fund and the Adviser reserve the right to reject or limit purchases at any time as described in the Funds’ SAI.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The per share NAV is calculated by dividing a Fund’s net assets by its shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, the Funds generally value securities traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

Occasionally, market quotations are not readily available, or are unreliable, or there may be events affecting the value of foreign securities held by a Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Adviser has been designated by the Board as each Fund’s valuation designee to make all fair value determinations with respect to such Fund's portfolio investments, subject to the Board's oversight. Generally, when fair valuing a security, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the security. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Investments by Other Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Dividends, Distributions, and Their Taxation

Dividends and Distributions

Each Fund intends to pay dividends from net investment income monthly and to distribute all net realized capital gains at least annually. The Funds will declare and pay capital gain distributions in cash. Your broker is responsible for distributing the income and capital gain distributions to you.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make the DTC book-entry dividend reinvestment service available for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to elect and qualify each year for treatment as a regulated investment company (“RIC”) under the code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Funds make distributions, when you sell your shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the shares’ NAV when you purchased your shares).

You may wish to avoid investing in the Funds shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in shares and result in a higher capital gain or lower capital loss when the shares are sold. After a shareholder’s basis in shares has been reduced to zero, distributions in excess of earnings and profits in respect of those shares will be treated as gain from the sale of the shares.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Funds will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she, or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of shares generally is treated as a long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. The ability to deduct capital losses may be limited.

The cost basis of shares of the Funds acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Taxes

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Tax Information” in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in the Funds’ shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under the 1940 Act. Under the terms of the Rule 12b-1 Plan, each Fund is authorized to pay an aggregate fee equal up to 0.25% of its average daily net assets each year for certain distribution related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Premium/Discount Information
Each business day, the following information will be available, free of charge on a Fund’s website: www.cloxfund.com for Eldridge AAA CLO ETF; www.clozfund.com for Eldridge BBB-B CLO ETF; (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s NAV per share; (ii) the Fund’s NAV per share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Additional Notices
Shares of a Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of shares of a Fund to be issued, nor in the determination or calculation of the equation by which shares of a Fund are redeemable. The Exchange has no obligation or liability to owners of shares of a Fund in connection with the administration, marketing, or trading of the shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Funds make no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.

Other Information
The Trust enters into contractual arrangements with various parties, including, among others, a Fund’s investment adviser, administrator and distributor, who provide services to a Fund. Shareholders of a Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Each Fund reserves the right to cease operations and liquidate at any time.

Financial Highlights

The financial highlights table below is intended to help you understand financial performance for shares of each Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual Form N-CSR, which is available upon request.

Eldridge AAA CLO ETF FINANCIAL HIGHLIGHTS For a Fund share outstanding throughout the periods.
	Year Ended August 31,		Period Ended August 31, 2023(a)
PER SHARE DATA:	2025	2024
Net asset value, beginning of period	$25.51	$25.25	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	1.44	1.69	0.21
Net realized and unrealized gain on investments(c)	(0.01)	0.12	0.10
Total from investment operations	1.43	1.81	0.31

LESS DISTRIBUTIONS FROM:
Net investments income	(1.40)	(1.58)	(0.10)
Net realized gains	(0.02)	—	—
Total distributions	(1.42)	(1.58)	(0.10)
ETF transaction fees per share	0.06	0.03	0.04
Net asset value, end of period	$25.58	$25.51	$25.25
Total return, at NAV(d)	5.99%	7.55%	1.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$219,947	$72,709	$35,346
Ratio of expenses to average net assets(e)	0.20%	0.20%	0.20%
Ratio of net investment income(loss) to average net assets(e)	5.64%	6.66%	6.74%
Portfolio turnover rate(d)(f)(g)	65%	19%	0%

(a) Inception date of the Fund was July 18, 2023.
(b) Net investment income per share has been calculated based on average shares outstanding during the periods.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate excludes in-kind transactions.
(g) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

Eldridge BBB-B CLO ETF FINANCIAL HIGHLIGHTS For a Fund share outstanding throughout the periods.
	Year Ended August 31,		Period Ended August 31, 2023(a)
PER SHARE DATA:	2025	2024
Net asset value, beginning of period	$26.86	$25.99	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	2.11	2.61	1.66
Net realized and unrealized gain (loss) on investments(c)	(0.13)	0.50	0.56
Total from investment operations	1.98	3.11	2.22

LESS DISTRIBUTIONS FROM:
Net investment income	(2.16)	(2.40)	(1.35)
Net realized gains	(0.04)	—	—
Total distributions	(2.20)	(2.40)	(1.35)
ETF transaction fees per share	0.18	0.16	0.12
Net asset value, end of period	$26.82	$26.86	$25.99
Total return, at NAV(d)	8.42%	13.17%	9.66%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$844,926	$456,569	$83,162
Ratio of expenses to average net assets(e)	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets(e)	7.89%	9.84%	10.87%
Portfolio turnover rate(d)(f)(g)	99%	21%	0%

(a) Inception date of the Fund was January 23, 2023.
(b) Net investment income per share has been calculated based on average shares outstanding during the periods.
(c) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate excludes in-kind transactions.
(g) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

INVESTMENT ADVISER:
Eldridge Structured Credit Advisers, LLC
767 5th Ave, 17th Floor
New York, NY 10153

DISTRIBUTOR:
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, ME 04101

CUSTODIAN:
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL:
Thompson Hine LLP
41 South High Street, 17th Floor
Columbus, OH 43215

PRIVACY NOTICE

The Funds collect non-public information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance, and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations, or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology, and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PN

Eldridge AAA CLO ETF
Listed on NYSE Arca, Inc.: CLOX

Eldridge BBB-B CLO ETF
Listed on NYSE Arca, Inc.: CLOZ

Each a series of Series Portfolios Trust

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of a Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Fund’s investments is in the Fund’s annual and semi-annual reports to shareholders (collectively, the “Shareholder Reports”) and Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

The SAI, Shareholder Reports and Form N-CSR are available free of charge on the Funds’ websites at www.cloxfund.com for the Eldridge AAA CLO ETF or at www.clozfund.com for the Eldridge BBB-B CLO ETF. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 800-617-0004.

Reports and other information about the Funds are also available:

•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-23084)

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2025

Eldridge AAA CLO ETF
Listed on NYSE Arca, Inc.: CLOX

Eldridge BBB-B CLO ETF
Listed on NYSE Arca, Inc.: CLOZ

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-617-0004

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the Eldridge AAA CLO ETF and Eldridge BBB-B CLO ETF (each a “Fund” and together, the “Funds”), each a series of Series Portfolios Trust (the “Trust”), dated December 29, 2025 and as may be supplemented from time to time, which is incorporated by reference into this SAI.

You may obtain a copy of the Prospectus without charge by contacting the Funds c/o U.S. Bank Global Fund Services at the address or telephone number listed above. The Funds’ audited financial statements and notes thereto for the fiscal year ended August 31, 2025, and the unqualified opinions of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, on such financial statements are included in the Funds’ annual Form N-CSR for the fiscal period ended August 31, 2025, and are incorporated by reference into this SAI. A copy of the Funds’ annual and semi-annual reports to shareholders may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed above, or by visiting a Fund’s website at www.cloxfund.com for the Eldridge AAA CLO ETF and www.clozfund.com for the Eldridge BBB-B CLO ETF.

THE TRUST
The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds. Prior to January 1, 2025, the Eldridge AAA CLO ETF was named the Panagram AAA CLO ETF and the Eldridge BBB-B CLO ETF was named the Panagram BBB-B CLO ETF.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any Trustee or Trust officer held personally liable for obligations of a Fund or the Trust. All such rights are limited to the assets of a Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible claims and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

The Declaration of Trust provides that the Trust shall not in any way be bound or limited by present or future laws or customs in regard to trust investments. The Declaration of Trust provides that a Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees, as trustees of a registered investment company, may have a number of duties ascribed to them under the Investment Company Act of 1940, as amended (the “1940 Act”) and the foregoing provisions are not intended to eliminate or alter those duties.

The Declaration of Trust provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration of Trust details conditions that must be met with respect to the demand, including the requirement that 10% of the outstanding shares of a Fund who are eligible to bring such derivative action under the Delaware Statutory Trust Act join in the demand for the Trustees to commence such derivative action and that the shareholder making a pre-suit demand on the Board undertakes to reimburse the Fund for the expense of any advisers that the Board hires in its investigation of the demand, in the event the Board determines not to bring the action. The demand requirements set out in Delaware law and the Declaration of Trust, as described above, do not apply to shareholder actions alleging violations of the federal securities laws.

Additionally, the Declaration of Trust provides that the Court of Chancery of the State of Delaware, to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware shall be the exclusive forum in which certain types of litigation may be brought, which may require shareholders to have to bring an action in an inconvenient or less favorable forum. This exclusive forum provision does not apply to claims arising under the federal securities laws because the Securities Act of 1933, (the “Securities Act”), and the 1940 Act allow claims to be brought in state and federal courts and the Securities Exchange Act of 1934 requires claims to be brought exclusively in federal court. The Declaration of Trust provides that shareholders waive any and all right to trial by jury in any claim, suit, action, or proceeding.

Pursuant to the Declaration of Trust, to the extent that, at law or in equity, a Trustee or officer of the Trust has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the shareholders or to any other person, such Trustee or officer acting under the Declaration of Trust shall not be liable to the Trust, the shareholders or to any other person for his or her good faith reliance on the provisions of the Declaration of Trust. Notwithstanding the foregoing, nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of the Trustees shall apply to or in any way limit the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons of matters arising under the federal securities laws.

The Funds offer and issue shares at their respective net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Each Fund generally offers and issues shares in exchange for a specified cash payment (“Deposit Cash”). Shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the shares’ NAV. Shares are also redeemable only in Creation Unit aggregations. A Creation Unit of a Fund generally consists of a minimum of 100,000 shares for the Eldridge BBB-B CLO ETF and 50,000 shares for Eldridge AAA CLO ETF, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities.

Eldridge Structured Credit Advisers, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Funds as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

INVESTMENT POLICIES AND RISKS
The Funds’ principal investment strategies utilized by the Adviser and the principal risks associated with the same are set forth in the Funds’ Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that each Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to a Fund. The following strategies and risks apply to a Fund directly or indirectly through its investments.

Information Regarding the Funds’ Investment Strategies and Risks

General Market Risks
The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, Custodian (as defined below), Transfer Agent (as defined below), intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their respective NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the pandemic caused by COVID‑19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers experienced particularly large losses. Such disruptions may reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve took extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. In 2022, the Federal Reserve increased the Federal Funds Target Rate, which, among other effects, resulted in higher debt costs for corporate borrowers. In addition, the U.S. economy experienced a high rate of inflation relative to recent historical periods. The Federal Reserve lowered the Federal Funds Target Rate three times in 2024 and has announced additional rate cuts in 2025. The impact of these events could adversely affect Fund performance.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
Borrowing
Although each Fund does not currently intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Collateralized Loan Obligations
Collateralized loan obligations (“CLOs”) are special purpose vehicles collateralized by pools of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans. Generally, all the underlying collateral in a CLO is rated below investment grade. The CLO structure is split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, upon principal repayment in the collateral pool, senior tranches are typically paid first. The most junior tranches would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If the cash collected by the CLO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Despite the protection from the junior tranches, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and impairment of protecting tranches, market anticipation of defaults, and aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the quality and type of the collateral and the tranche of the CLO in which the Funds invest. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that interest received from underlying obligors will not be adequate to make interest or other payments; (ii) the quality of the underlying collateral may decline in value or default; and (iii) the Eldridge AAA CLO ETF may also invest in CLO tranches that are subordinate to other classes of the issuer’s securities (i.e., rated AA-A), while the Eldridge BBB-B CLO ETF will invest in CLO tranches that are subordinate to other classes of the issuer’s securities (i.e., rated B).
Loan Accumulation Facilities. The Funds may invest in loan accumulation facilities, which are short to medium term facilities that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of such CLO. Investments in loan accumulation facilities may have risks similar to those applicable to investments in CLOs, including market, credit, and leverage risks. In addition, if a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, the Funds may be responsible for either holding or disposing of the loans. This could expose the Funds to credit and/or mark-to-market losses, and other risks.

Investments in Other Investment Companies
Each Fund may invest in shares of other investment companies, including exchange-traded funds (“ETFs”). A Fund’s investments in other ETFs may be limited by applicable law.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Funds could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of the Fund’s NAV. Each Fund may also invest in ETFs and other investment companies that seek to return the inverse of the performance of an underlying index on a daily, monthly, or other basis, including inverse leveraged ETFs.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

The Funds’ investments in ETFs are subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. However, the Adviser has agreed to be responsible under its unified management fee for the amount of any acquired fund fees and expenses incurred by each Fund. Accordingly, these costs are borne by the Adviser, not the Funds.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of a Fund’s shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act.

Each Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, a Fund may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Fund complies with the terms and conditions of such rule.

Illiquid Investments
Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds’ policies and procedures.

A Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid investments may have an adverse impact on NAV.

Floating Rate Securities
Yields on floating-rate securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subject to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by a Fund and may adversely affect the value of the Fund’s shares. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. Benchmark interest rates, such as Secured Overnight Financing Rate, may not accurately track market interest rates.

Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Each Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. As interest rates decrease, issuers of the underlying loan obligations may refinance their loans, which may require the CLO to reinvest cash at what may be an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty servicing their loans, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO investors, including the Funds. An increase in interest rates may cause the value of fixed-income securities held by the Funds to decline. The Funds may be subject to a greater risk related to interest rates due to the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

Call Risk. CLOs generally have a non-call period at inception during which CLO tranches cannot be redeemed, refinanced, or repaid. After the non-call period expires, the CLO may choose to redeem outstanding debt tranches. If certain tranches are repaid, a Fund may be unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, or investment performance will be adversely impacted, and the Fund may not be able to reinvest its proceeds in another CLO tranche of similar quality or spread.

In a period of declining interest rates, corporate loan borrowers may refinance their loans at lower rates, leading to principal repayments to CLO tranche holders. In this scenario, reinvestments of this principal may result in investments of lower quality or yield.

High Yield Securities (Eldridge BBB-B CLO ETF only)
The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, in default, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes, or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic, and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

U.S. Government Securities
Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration, and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Securities Lending
Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers, and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. Each Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, each Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Temporary Defensive Positions
In order to respond to adverse or unstable market, economic, political, or other conditions, each Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

INVESTMENT RESTRICTIONS
The investment restrictions applicable to each Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval. A Fund may not change a policy to invest at least 80% of its net assets in investments suggested by the Fund’s name without first changing its name, upon 60 days’ prior written notice to shareholders.

Fundamental Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy:

1.A Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

2.A Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

3.A Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

4.A Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations of state or municipal governments and their political subdivisions, (iii) securities of other investment companies, and (iv) repurchase agreements.

5.A Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).

6.A Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority.

7.A Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

8.A Fund may not make investments for the purpose of exercising control or acquiring management of a company.

Percentage and Rating Restrictions

Except with respect to borrowing, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus are adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by a Fund will not be considered a violation of the

Fund’s investment restrictions. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions are appropriate to maintain adequate liquidity.

Additional Information Regarding Fundamental Investment Restrictions

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions, and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

For purposes of each Fund’s fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

Senior Securities and Borrowing. The 1940 Act prohibits each Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” In addition, Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. The SEC staff has further maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund. For purposes of each Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In this regard, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties.

Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Commodities. The 1940 Act neither permits nor prohibits a fund from investing in commodities or commodity (futures) contracts. Each Fund does not currently intend to invest in commodities or commodity (futures) contracts.

Diversification. Each Fund is diversified. Under applicable federal laws, “diversified company” means that as to 75% of the Fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Funds are diversified, the Funds are less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite a Fund qualifying as a diversified Fund under applicable federal laws.

PORTFOLIO TURNOVER
The frequency of each Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. The Funds’ portfolio turnover rates for the most recent two fiscal periods ended August 31 were as follows:

Funds	2025 (1)	2024
Eldridge AAA CLO ETF	65%	19%
Eldridge BBB-B CLO ETF	99%	21%
(1)     The increase in the portfolio turnover rate for each Fund from 2024 to 2025 was related to an increase in Fund flows and investment repayments.

PORTFOLIO HOLDINGS INFORMATION
The Trust’s Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange (as defined below) via the National Securities Clearing Corporation (“NSCC”).
Greater than daily access to information concerning a Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Funds involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Funds’ service providers who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Funds, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Funds, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Funds and (ii) generally after it has been disseminated to the NSCC.
Each Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.
No person is authorized to disclose any of a Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
The shares of each Fund are listed on the Exchange and trade on the Exchange at market prices. These prices may differ from a Fund’s NAV per share. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.
The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of a Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if the Fund no longer complies with the relevant requirements in the Exchange’s rules; (3) if, following the initial twelve-month period beginning upon the commencement of trading of the Fund on the Exchange, there are fewer than 50 record and/or beneficial holders of the shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.
The Trust reserves the right to adjust the share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.
TRUSTEES AND EXECUTIVE OFFICERS
The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years, and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Chair and Trustee	Indefinite Term; Chair since April 2025; Trustee since September 2015.	Retired.	2	Independent Trustee, Listed Funds Trust (48 portfolios) (Since 2019).
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Trustee since September 2015.	Retired.	2	Lead Independent Trustee, F/m Funds Trust (4 portfolios) (2015 - 2023).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Trustee since September 2015.	Retired.	2	None
Officers of the Trust
Ryan L. Roell (born 1973)	President and Principal Executive Officer	Indefinite Term; Since July 2019.	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).	Not Applicable	Not Applicable
Douglas Schafer (born 1970)	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since November 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2002).	Not Applicable	Not Applicable
Donna Barrette (born 1966)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since November 2019.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC (since 2004).	Not Applicable	Not Applicable

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Adam W. Smith (born 1981)	Secretary	Indefinite Term; Since June 2019.	Vice President, U.S. Bancorp Fund Services, LLC (since 2012).	Not Applicable	Not Applicable
Leone Logan (born 1986)	Assistant Treasurer	Indefinite Term; Since October 2023	Officer, U.S. Bancorp Fund Services, LLC (since 2022); Senior Financial Reporting Analyst, BNY Mellon (2014 - 2022).	Not Applicable	Not Applicable
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)As of the date of this SAI, the Trust was comprised of 13 portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series within the Trust.
Additional Information Concerning the Board of Trustees
The Role of the Board

The Board oversees the management and operations of the Trust. Similar to other registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer provides reports as to financial reporting matters and the President provides reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the

Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the CCO to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is comprised of three Independent Trustees - Mr. Koji Felton, Ms. Debra McGinty-Poteet, and Mr. Daniel Willey. Accordingly, all of the members of the Board are Independent Trustees, Trustees that are not affiliated with the Adviser or any sub-adviser to the funds of the Trust, affiliates of the Adviser or any sub-adviser to the funds of the Trust, the principal underwriter or its affiliates, or other service providers to the funds of the Trust. Mr. Felton serves as Independent Board Chair. The Board has established two standing committees: a Governance and Nominating Committee and an Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), which are discussed in greater detail below under “Trust Committees.” The Governance and Nominating Committee, Audit Committee and QLCC are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President and Principal Executive Officer of the Trust are not Trustees, but rather are a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Independent Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Koji Felton. Mr. Felton has served as a Trustee since the Trust’s inception in 2015, and as the Independent Board Chair since 2025. Mr. Felton has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 – 2015). Prior to that Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 – 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as an Enforcement Branch Chief for the San Francisco District Office of the SEC (1992 – 1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986 – 1992).
Debra McGinty-Poteet. Ms. McGinty-Poteet has served as a Trustee since the Trust’s inception in 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet also served as Lead Independent Trustee and Chair of the Audit Committee for F/m Funds Trust (2015 – 2023). Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President, Chair of the Board, and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2012). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).
Daniel Willey. Mr. Willey has served as a Trustee since the Trust’s inception in 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey served as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (2009 - 2017). Prior to this role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Mason) (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (1992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 – 1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).
Trust Committees

The Trust has two standing committees: the Governance and Nominating Committee and the Audit Committee, which also serves as the QLCC.

The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for making recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust Bylaws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the Funds’ fiscal period ended August 31, 2025, the Governance and Nominating Committee met three times.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. During the Funds’ fiscal period ended August 31, 2025, the Audit Committee met four times with respect to the Funds.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee, or agent of the Trust.

Trustee Ownership of Fund Shares and Other Interests
The following table sets forth the dollar range of equity securities beneficially owned by each director in the Funds as of December 31, 2024, which is also the valuation date:

Name of Person/ Position	Dollar Range of Equity Securities in the AAA CLO ETF	Dollar Range of Equity Securities in the BBB-B CLO ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Koji Felton, Independent Trustee	None	$10,001-$50,000	$10,001-$50,000
Debra McGinty Poteet, Independent Trustee	None	None	None
Daniel Willey, Independent Trustee	None	None	None
(1)    As of the date of this SAI, the Trust was comprised of 13 portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series within the Trust.
Neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates as of the same date.

Compensation

The Independent Trustees each receive an annual retainer of $90,000 from the Trust for their services on the Board. Prior to January 1, 2025, Independent Trustees received an annual retainer of $75,000. Trustees will also be reimbursed for out-of-pocket expenses in connection with each Board meeting attended. These reimbursements will be allocated among applicable portfolios of the Trust. Trustee compensation disclosed in the table does not include these reimbursements. The Trust has no pension or retirement plan. Pursuant to the Advisory Agreement (as defined below), the Adviser has agreed to pay all expenses of each Fund, except those specified in the Prospectus. As a result, Independent Trustees are compensated out of the unified management fee paid to the Adviser by the Funds.

Set forth below is the compensation received by the Independent Trustees for the fiscal year ended August 31, 2025:

Name of Person/ Position	Aggregate Compensation From the AAA CLO ETF(1)	Aggregate Compensation From the BBB-B CLO ETF(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Koji Felton, Independent Trustee	$6,820	$6,820	None	None	$13,640
Debra McGinty Poteet, Independent Trustee	$6,820	$6,820	None	None	$13,640
Daniel Willey, Independent Trustee	$6,820	$6,820	None	None	$13,640
(1)Trustees’ fees and expenses are allocated among the Funds and all other series comprising the Trust.
(2)As of the date of this SAI, the Trust was comprised of 13 portfolios (including the Funds which are each managed by the Adviser) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds, and not to other series of the Trust. For the fiscal year ended August 31, 2025, aggregate Independent Trustees’ compensation amounted to $258,750.

Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted a separate code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Adviser and distributor to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Trust’s Proxy Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Trust Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted proxy policies, which may be amended from time to time. In voting proxies, the Adviser is guided by fiduciary principles. All proxies are to be voted solely in the best interests of the beneficial owners of the securities. A copy of the Adviser’s proxy voting policies and procedures is attached to this SAI as Appendix A.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds is available without charge, upon request, by calling toll-free 800-617-0004, on a Fund’s website at www.cloxfund.com for the Eldridge AAA CLO ETF or www.clozfund.com for the Eldridge BBB-B CLO ETF, and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or is known by the Trust to own beneficially 5% or more of any class of the outstanding shares of any class of a Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of December 1, 2025, the following shareholders owned 5% or more of the outstanding shares of a Fund:

Eldridge AAA CLO ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	27.20%	Record
State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111	23.17%	Record
National Financial Services, LLC 499 Washington Blvd. Fl.5 Jersey City, NJ 07310-2010	20.68%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.37%	Record
LPL LLC 4707 Executive Drive San Diego, CA 92121	5.92%	Record

Eldridge BBB-B CLO ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	33.76%	Record
National Financial Services, LLC 499 Washington Blvd. Fl.5 Jersey City, NJ 07310-2010	27.10%	Record
State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111	5.99%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.40%	Record

As of December 1, 2025, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of a Fund.

THE FUNDS’ INVESTMENT ADVISER
As stated in the Prospectus, investment advisory services are provided to the Funds by the Adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”).

As compensation, each Fund pays the Adviser a monthly unified management fee (accrued daily) based upon the average daily net assets of each Fund at the annual rate of 0.20% for the Eldridge AAA CLO ETF and 0.50% for the Eldridge BBB-B CLO ETF.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund (including acquired fund fees and expenses) except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses of the Funds and the Independent Trustees, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continued in effect for an initial two year period, and continues from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The unified management fees paid by each Fund for the most recent fiscal periods ended August 31 were as follows:

Funds	2025	2024	2023
Eldridge AAA CLO ETF	$259,749	$103,816	$8,309(1)
Eldridge BBB-B CLO ETF	$3,373,572	$1,241,517	$198,747(2)
(1) For the period July 18, 2023 (the Fund’s inception) to August 31, 2023.
(2) For the period January 23, 2023 (the Fund’s inception) to August 31, 2023.
Portfolio Managers

Tony Minella, Tarek Barbar and Andrew Ward are the portfolio managers jointly responsible for the day-to-day management of the Funds. Information regarding other accounts managed by Mr. Minella, Mr. Barbar and Mr. Ward as of August 31, 2025, is set forth below.

Tony Minella

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$109 million	0	$0
Other Accounts	5	$10.8 billion	1	$81 million

Tarek Barbar

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$109 million	0	$0
Other Accounts	5	$10.8 billion	1	$81 million

Andrew Ward

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$109 million	0	$0
Other Accounts	5	$10.8 billion	1	$81 million

Compensation

The Funds’ portfolio managers are each paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the Adviser. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and its affiliates manage and from their longevity with the Adviser. Each member of the Adviser’s investment team receives long-term incentives, a fixed base salary and an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the Adviser’s long-term performance and the value of its assets as well as the portfolios managed for the Adviser’s and its affiliates’ other clients. Mr. Minella, through his equity ownership of Eldridge Industries, LLC, the ultimate parent company of the Adviser, may also receive compensation that is tied to the overall performance of the Adviser.

Conflicts of Interest

Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds’ investments and investments of other accounts managed by the portfolio managers include conflicts associated with the allocation of investment opportunities between the Funds and other accounts managed. The Adviser maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address and mitigate such conflicts of interest.

Additional information about potential conflicts of interest is set forth in Part 2A of the Adviser’s Form ADV, which is available on the SEC’s website (adviserinfo.sec.gov).

Ownership of Shares of the Funds

The following tables set forth the dollar range of securities of the Fund beneficially owned by the portfolio managers as of August 31, 2025.

Eldridge AAA CLO ETF

Portfolio Manager	Dollar Range of Securities in the Fund Beneficially Owned
Tony Minella	over $1,000,000
Tarek Barbar	None
Andrew Ward	$50,001 - $100,000
Eldridge BBB-B CLO ETF

Portfolio Manager	Dollar Range of Securities in the Fund Beneficially Owned
Tony Minella	over $1,000,000
Tarek Barbar	$50,001 - $100,000
Andrew Ward	$50,001 - $100,000

SERVICE PROVIDERS
Administrator, Transfer Agent, and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds (“Administrator”). Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment, and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds’ shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds, a fee based on the Funds’ current average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements.

Each Fund’s administration fees for the most recent fiscal periods ended August 31, which are paid by the Adviser, were as follows:

Funds	2025	2024	2023
Eldridge AAA CLO ETF	$157,001	$102,067	$12,494(1)
Eldridge BBB-B CLO ETF	$456,395	$223,996	$72,187(2)
(1) For the period July 18, 2023 (the Fund’s inception) to August 31, 2023.
(2) For the period January 23, 2023 (the Fund’s inception) to August 31, 2023.

Custodian

U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. For its services, the Custodian receives a monthly fee based on a percentage of the Funds’ assets, in addition to certain transaction based fees, and is reimbursed for out of pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust and to the Independent Trustees.

EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases and sales of securities on an exchange are affected through brokers that charge a commission while purchases and sales of securities in the over-the-counter market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes, and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers).

These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of over-the-counter securities usually includes an undisclosed commission or markup.

In selecting brokers or counterparties for the Funds, the Adviser will use its best judgment to choose the brokers most likely to provide “best execution.” Brokers are selected on the basis of an evaluation by the Adviser of the overall value and quality of the brokerage services provided by such firms to clients of the Adviser, including the Funds. Such service and characteristics may include, but are not limited to: commission rates charged by the broker and the ability to minimize overall costs to the Adviser’s clients; possible adverse market impact of the order and/or the Adviser’s opinion of which broker is best able to handle the order to minimize adverse market impact; execution capability and expertise; responsiveness; trading infrastructure; and ability to accommodate any special execution orders or handling requirements. The Adviser’s choice of brokers and best execution is subject to periodic, ongoing review by the Adviser.

In selecting brokers, the Adviser does not have an obligation to seek the lowest available cost, but rather may consider all relevant factors, including those noted above. As a result, the Adviser may pay transaction costs that would be higher than the Adviser may be able to obtain through another broker.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services. Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms, or trade affirmations.

For the fiscal years/period ended August 31, each Fund paid the following in aggregate brokerage commissions:

Funds	2025	2024	2023
Eldridge AAA CLO ETF(1)	$0	$0	$0
Eldridge BBB-B CLO ETF(2)	$0	$0	$0
(1) For the period July 18, 2023 (the Fund’s inception) to August 31, 2023.
(2) For the period January 23, 2023 (the Fund’s inception) to August 31, 2023.
As of August 31, 2025, the Funds did not own any securities of its regular broker-dealers.

BOOK ENTRY ONLY SYSTEM
Depository Trust Company (“DTC”) acts as securities depositary for each Fund’s shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Funds are limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of a Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of a Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Funds for all purposes. Beneficial Owners of shares of a Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of a Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of a Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of a Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of a Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in a Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of each Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
Each Fund offers and issues shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the authorized participant agreement (“Participant Agreement”). The NAV of each Fund’s shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Deposit Cash Amount. Creation Units are sold at their NAV (the “Cash Purchase Amount”) plus a transaction fee, as described below. Each Fund may also designate an in-kind deposit of a designated portfolio of securities (the “Deposit Securities”).

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions.

All orders to purchase shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. The order cut-off time for the Funds for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

The Cash Purchase Amount transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the Cash Purchase Amount to the account of a Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Cash Purchase Amount by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the second Business Day after the Order Placement Date. All questions as to the Cash Purchase Amount and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The Cash Purchase Amount must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Purchase Amount as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the new Cash Purchase Amount to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the payment of the Cash Purchase Amount has been completed. When the sub-custodian has confirmed to the Custodian that the required Cash Purchase Amount has been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent, and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of Cash Purchase Amount as described below. In these circumstances, the initial deposit will have a value greater than the NAV of shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Cash Purchase Amount delivered by the Participant is not disseminated to the Custodian as described herein; (c) the investor(s), upon obtaining shares ordered, would own 80% or more of the currently outstanding shares; (d) the acceptance of the Cash Purchase Amount would, in the opinion of counsel to the Trust, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units, provided that such action does not result in the suspension of sales of creation units in contravention of Rule 6c-11 and the SEC’s positions thereunder.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $300, regardless of the number of Creation Units created in the transaction. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares of the Funds may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of a Fund in the secondary market to constitute a Creation Unit to have such shares of the Fund redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares of a Fund to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. Each Fund generally redeems Creation Units for cash. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of securities as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the securities have a value greater than the NAV of shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee is $300 for each Fund, regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement, and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer

Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of shares of a Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers, or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. The Funds generally redeem shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. The investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund securities). Each Fund may also provide such redeemer a portfolio of securities that differs from the exact composition of the securities in the Fund but does not differ in NAV.

In connection with taking delivery of securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the securities are customarily traded, to which account such securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

Redemptions of shares for securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive securities.

Because the portfolio securities of each Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of shares or determination of the NAV of shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF SHARE PRICE
The NAV of shares of the Funds will be determined once daily ordinarily as of the scheduled close of public trading on the NYSE (normally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds do not expect to determine the NAV of shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share.

In valuing each Fund’s assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the Business Day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“Nasdaq”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on Nasdaq are valued at the most recent trade price. All other assets of the Funds are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value, subject to Board oversight.

Trading in most foreign securities markets located outside North America is normally completed well before the close of the NYSE. In addition, securities trading on foreign markets may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which a Fund’s NAV is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Adviser deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Adviser in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Adviser, pursuant to fair value procedures approved by the Board, may determine to be appropriate.

The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser performs the fair value determinations relating to any or all Fund investments, subject to Board oversight. The Adviser has established procedures for its fair valuation of the Funds’ investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Adviser’s fair value procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Adviser’s fair value procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

DISTRIBUTIONS AND TAX INFORMATION
Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Their Taxation.”

General Policies

Each Fund intends to pay dividends from net investment income monthly. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis for the Funds to comply with the distribution requirements of the code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Funds are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Each Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains, and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company under the Code or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Information

The following summary describes the material U.S. federal income tax consequences to United States Holders (as defined below) of shares in a Fund. This summary is based upon the Code, Treasury regulations promulgated thereunder, administrative pronouncements, and judicial decisions, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. This summary addresses only shares that are held as capital assets within the meaning of Section 1221 of the Code and does not address all of the tax consequences that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the Code, including, without limitation, certain financial institutions, dealers in securities or commodities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt organizations, partnerships or S-corporations (and persons who own their interest in shares through a partnership or S-corporation), expatriates of the United States, persons who are subject to alternative minimum tax, persons that have a “functional currency” other than the United States dollar, persons who hold shares as a position in a “straddle” or as a part of a “hedging,” “conversion,” or “constructive sale” transaction for U.S. federal income tax purposes, or persons who received their shares as compensation. This summary also does not address the state, local, or foreign tax consequences of an investment in a Fund.

For purposes of this discussion, a “United States Holder” means a holder of shares that for U.S. federal income tax purposes is:

•a citizen or resident of the United States;
•a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any State, or the District of Columbia;
•an estate, the income of which is included in gross income for U.S. federal income tax purposes, regardless of its source; or
•a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions, or which has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner will generally depend upon the status of such person and the activities of the limited liability company or partnership. A shareholder that is a partnership should consult its own tax advisors regarding the treatment of its partners.

Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal income tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Tax Treatment of the Funds

Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, requiring it to comply with all applicable requirements regarding its income, assets and distributions. Provided that a Fund qualifies as a regulated investment company, it is eligible for a dividends paid deduction, allowing it to offset dividends it pays to shareholders against its taxable income; if a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation.

Each Fund’s policy is to distribute to its shareholders all of its taxable income, including any net realized capital gains (taking into account any capital loss carry-forward of the Fund), each year in a manner that complies with the distribution requirements applicable to regulated investment companies under the

Code, and results in the Fund not being subject to any U.S. federal income or excise taxes. In particular, in order to avoid the non-deductible 4% excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all U.S. federal income taxes. The Fund is not required to consider tax consequences in making or disposing of investments.

In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and which are determined under Treasury regulations to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (as adjusted under Section 852(b)(2) of the Code, but not taking into account the Fund’s dividends paid deduction; in the case of the Fund generally consisting of interest and dividend income, less expenses)) and 90% of the Fund’s net tax-exempt interest, if any.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The Qualified dividend treatment may be eliminated if the Fund shares held by an individual investor are held for less than 61 days, and the corporate-dividends received deduction may be eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of the Fund has declined.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

Tax Treatment of United States Holders – Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits are generally dividends taxable at ordinary income rates to each shareholder. Dividends will be taxable to you even if the share price of the Fund has declined. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a nontaxable return of capital up to the amount of a shareholder’s tax basis in its shares, and then as capital gain.

For individual shareholders, a portion of the dividends paid by each Fund may be qualified dividends currently eligible for U.S. federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. In the case of corporate shareholders, subject to certain limitations (not all of which are discussed herein), a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. The aggregate amount so reported to either individual or corporate shareholders cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Although no assurances can be provided, each Fund generally expects that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders. Qualified dividend treatment may be eliminated if the Fund shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends received deduction or as qualified dividend income. A Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Tax Treatment of United States Holders - Sales and Dispositions of Shares

A sale, redemption, or exchange of shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of shares may be disallowed if substantially identical shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.

The cost basis of shares acquired by purchase will generally be based on the amount paid for shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Shareholders – Net Investment Income Tax

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Tax Treatment of United States Holders - Medicare Tax

A 3.8% Medicare tax is currently imposed on net investment income earned by certain individuals, estates, and trusts. “Net investment income,” for these purposes, means investment income, including ordinary and Capital Gain Dividends and net gains from taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income, or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately), or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.

Tax Treatment of Non-U.S. Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Backup Withholding

Each Fund may be required to withhold 24% of certain payments to a shareholder unless the shareholder has completed and submitted to the Fund a Form W-9 providing the shareholder’s taxpayer identification number and certifying under penalties of perjury: (a)(i) that such number is correct, (ii) that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, and (iii) the shareholder is a U.S. citizen or other U.S. person (as defined in IRS Form W-9); or (b) an exception applies under applicable law and Treasury regulations. Backup withholding is not an additional tax, and any amounts withheld may be credited against a shareholder’s ultimate U.S. federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

FATCA and Similar Foreign Rules

The Foreign Account Tax Compliance Act, (“FATCA”) provisions of the Code impose a withholding tax of 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders, and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. FATCA withholding will apply to any shareholder that does not properly certify its status as a U.S. person, or, in the case of a non-U.S. shareholder, the basis for its exemption from FATCA withholding. If each Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

To implement FATCA, the U.S. government has entered into agreements with non-U.S. governments (and is otherwise bound via automatic exchange of information agreements in treaties) to provide reciprocal exchanges of taxpayer information to non-U.S. governments. Each Fund will be required to perform due diligence reviews to classify non-U.S. entity investors for FATCA purposes. Shareholders agree to provide information necessary to allow the Funds to comply with the FATCA and similar foreign rules.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC (“Quasar” or the “Distributor”), is located at 190 Middle Street, Suite 301, Portland, ME 04101. Quasar serves as the Funds’ principal underwriter and distributor in a continuous public offering of the Funds’ shares pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”). Shares of the Funds are continuously offered for sale by Quasar only in Creation Units. Quasar will not distribute shares of the Funds in amounts less than a Creation Unit. Quasar will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. Quasar will also provide certain administrative services pursuant to the Distribution Agreement. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares of the Funds. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” above) or DTC participants (as defined above).

The Distribution Agreement, with respect to each Fund, will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares of the Fund or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the

Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of shares of a Fund or the amount received by a shareholder as proceeds from the redemption of shares. Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

Distribution Plan

As noted in the Prospectus, each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” above) with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.

While there is no assurance that the expenditures of a Fund’s assets to finance distribution of the Fund will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

As of the date of this SAI, the Plan had not yet been implemented, and there are no current plans to impose these fees.

Securities Lending

The Trust, on behalf of the Funds, may enter into a securities lending agreement with U.S. Bank (the “Securities Lending Agent”) to provide certain services related to the Funds’ securities lending program. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Funds, will be authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower.

The Funds have not engaged in any securities lending activities and have not received any income related to securities lending activities.

As of the date of this SAI, the Securities Lending Agent has not provided any services to the Funds or received any fees or compensation from the Funds related to the securities lending program.

FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Funds for the fiscal year ended August 31, 2025, as set forth in the Funds’ annual Form N-CSR, including the notes thereto and the report of the registered public accounting firm, are incorporated by reference into this SAI. You can obtain a copy of the financial statements contained in the Funds’ annual or semi-annual reports without charge by calling the Funds toll-free 800-617-0004 or on a Fund’s website at www.cloxfund.com for the Eldridge AAA CLO ETF or www.clozfund.com for the Eldridge BBB-B CLO ETF.

APPENDIX A

Eldridge Structured Credit Advisers, LLC

PROXY VOTING AND CLASS ACTIONS

Background and General Policy

In accordance with its fiduciary duty to Clients and Rule 206(4)-6 under the Advisers Act, Eldridge Structured Credit Advisers, LLC (“the Adviser”) has adopted and implemented these written policies and procedures governing the voting of proxies relating to securities held by its Clients. Each investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its Clients. Given the nature of the securities in which Adviser invests on behalf of its Clients, occasions for proxy voting are not regularly expected to arise. The Adviser may receive amendment or consent requests for securities held in a Client’s portfolio. It is Adviser’s general policy to exercise a Client’s voting or consent rights in a manner that is in accordance with the proxy voting instructions conveyed by the Client with respect to that Client’s securities, to the extent any such proxy voting instructions exist, and serves the best interests of the Client.

Procedures
Proxy Voting
The Adviser’s Investment Committee is responsible for reviewing and approving the voting instructions in accordance with each Client’s investment guidelines and/or proxy voting instructions (if any), and the Adviser’s fiduciary duty. All votes must be cast, including abstentions. The Adviser may occasionally be subject to material conflicts of interest in exercising these rights due to business or personal relationships that the Adviser maintains with persons having an interest in the outcome of certain matters, i.e., the Adviser may advise or manage assets for an affiliated fund, as well as third-party Client, who both own securities in the same issuer, but in different tranches. A conflict of interest shall be deemed to occur when the Adviser, the Clients’ principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Client, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

Access Persons must notify the Adviser’s compliance team (“Compliance”), which is led by the Chief Compliance Officer (“CCO”) at Compliance@eldridge.com if they are aware of any potential conflict of interest associated with a proxy. Compliance will review the issue(s) creating the conflict and determine what action should be taken to resolve the conflict in a way that will maximize the value of Clients’ assets and will not disadvantage any third- party Client over an affiliated Client or fund.

If there is a material conflict of interest affecting an Investment Company that the Adviser advises, that cannot be resolved pursuant to the Adviser’s proxy voting policies and procedures and in consultation with the Adviser’s CCO and counsel, the CCO will notify the relevant Investment Company’s Board and request their consent in the Adviser exercising the vote.

To enable an Investment Company’s Board to make an informed decision regarding the vote, disclosure to the Board shall include sufficient detail regarding the matter and the nature of the conflict. If the Board
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does not respond to the conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the Client.

Proxy Reporting
At least annually, the Adviser shall present its proxy voting policies and procedures to the Board of each Investment Company it advises for the Board’s review, along with a record of each proxy voted with respect to portfolio securities held by the Client during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s proxy voting policies and procedures.

Rule 30b1-4 under the Investment Company Act requires Eldridge Structured Credit Advisers, as the investment adviser to the exchange traded funds (“ETFs”), to file an annual report on Form N-PX no later than August 31 of each year that contains the ETF’s proxy voting record for the most recent twelve-month period ended June 30. The Adviser is required to ensure that voting records necessary for the completion and filing of Form N-PX are timely provided to the administrator of each ETF at least annually. Amendments to Form N-PX require the ETFs to vote on a matter if the portfolio securities are on loan as of the record date. The ETFs are required to post the most recent Form N-PX on the specific ETF website. The ETFs must also provide a toll-free number and, if any, a specified email address so a shareholder can request Form N-PX without charge. Forms must be filed in a custom XML-based language.

Recordkeeping
Compliance will maintain a proxy voting log and will ensure that the Adviser complies with all applicable recordkeeping requirements associated with proxy voting in accordance with Rule 204-2 under the Advisers Act. The Adviser will retain copies of the proxy voting policies and procedures, a record of each vote cast and any documents used in determining how to vote and copies of each request for voting information and the response for at least six years from the end of the fiscal year during which the last entry was made, with the first two years in an easily accessible place.

Class Actions
The Adviser does not direct Clients’ participation in class actions.

Disclosures to Clients and Investors
Compliance will maintain documentation relating to each proxy-related conflict of interest and its resolution and will ensure that the Adviser complies with all applicable recordkeeping requirements. As a matter of policy, the Adviser does not disclose how it expects to vote on upcoming proxies and does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information. The Adviser includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how the Adviser voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to Compliance@eldridge.com, who will respond to any such requests.
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SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

Eldridge AAA CLO ETF (CLOX)
Eldridge BBB-B CLO ETF (CLOZ)

    OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 4 on May 18, 2016.
(b)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 18 on October 31, 2016.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement between the Trust, on behalf of Eldridge BBB-B CLO ETF (formerly, Panagram BBB-B CLO ETF), and Eldridge Structured Credit Advisers, LLC (formerly, Panagram Structured Asset Management, LLC) - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 150 on November 14, 2022.

(i)
First Amendment to the Investment Advisory Agreement to reflect the addition of the Eldridge AAA CLO ETF (formerly, Panagram AAA CLO ETF) - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.

(e)	(i)
ETF Distribution Agreement between the Trust and Quasar Distributors, LLC - incorporated by reference to the Registrants Registration Statement filed on Form N-1A as Post-Effective Amendment No. 125 on December 27, 2021.

(ii)
Fourth Amendment to the ETF Distribution Agreement between the Trust and Quasar - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.

	(iii)	Form of Authorized Participant Agreement - incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 125 on December 27, 2021.
(f)		Bonus or Profit Sharing Contracts – not applicable.
(g)	(i)
Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)	Amendment to Custodian Agreement - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.

(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)	Amendment to Fund Administration Servicing Agreement - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)	Amendment to Fund Accounting Servicing Agreement - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.

(iii)
Amended and Restated Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 150 on November 14, 2022.

(A)	Amendment to Transfer Agent Agreement - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.

	(iv)	Power of Attorney dated July 22, 2021 - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 119 on September 3, 2021.
(i)		Legal Opinion and Consent of Counsel by Thompson Hine LLP – filed herewith.
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Omitted Financial Statements – not applicable.
(l)		Initial Capital Agreement – not applicable.
(m)		Rule 12b-1 Plan - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 171 on May 12, 2023.
(n)		Rule 18f-3 Plan – not applicable.
(o)		Reserved
(p)	(i)	Code of Ethics for the Trust - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 150 on November 14, 2022.
(ii)
Code of Ethics for Eldridge Structured Credit Advisers, LLC (formerly, Panagram Structured Asset Management, LLC) - incorporated by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 205 on December 27, 2024.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated Bylaws, and Section 8 of the

Distribution Agreement. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Abacus FCF ETF Trust
2.Advisor Managed Portfolios
3.Antares Private Credit Fund
4.Capital Advisors Growth Fund, Series of Advisors Series Trust
5.Chase Growth Fund, Series of Advisors Series Trust
6.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.Edgar Lomax Value Fund, Series of Advisors Series Trust
8.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.Huber Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.Huber Small Cap Value Fund, Series of Advisors Series Trust
14.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust

18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.PIA High Yield Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust
25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena International Value Fund, Series of Advisors Series Trust
28.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.Reverb ETF, Series of Advisors Series Trust
31.Scharf ETF, Series of Advisors Series Trust
32.Scharf Global Opportunity ETF, Series of Advisors Series Trust
33.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Brookfield Infrastructure Income Fund Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
44.RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
45.RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
46.DoubleLine Funds Trust
47.AOT Growth and Innovation ETF, Series of EA Series Trust
48.ARS Focused Opportunities Strategy ETF, Series of EA Series Trust
49.Alpha Architect 1-3 Month Box ETF, Series of EA Series Trust
50.Alpha Architect Aggregate Bond ETF, Series of EA Series Trust
51.Alpha Architect Global Factor Equity ETF, Series of EA Series Trust
52.Alpha Architect High Inflation and Deflation ETF, Series of EA Series Trust
53.Alpha Architect International Quantitative Momentum ETF, Series of EA Series Trust
54.Alpha Architect International Quantitative Value ETF, Series of EA Series Trust
55.Alpha Architect Tail Risk ETF, Series of EA Series Trust
56.Alpha Architect U.S. Quantitative Momentum ETF, Series of EA Series Trust
57.Alpha Architect U.S. Quantitative Value ETF, Series of EA Series Trust
58.Alpha Architect US Equity ETF, Series of EA Series Trust
59.Alpha Blue Capital US Small-Mid Cap Dynamic ETF, Series of EA Series Trust
60.Altrius Global Dividend ETF, Series of EA Series Trust
61.Amplius Aggressive Asset Allocation ETF, Series of EA Series Trust
62.Argent Focused Small Cap ETF, Series of EA Series Trust
63.Argent Large Cap ETF, Series of EA Series Trust
64.Argent Mid Cap ETF, Series of EA Series Trust
65.Astoria US Equal Weight Quality Kings ETF, Series of EA Series Trust
66.Astoria US Quality Growth Kings ETF, Series of EA Series Trust

67.Bastion Energy ETF, Series of EA Series Trust
68.Bridges Capital Tactical ETF, Series of EA Series Trust
69.Burney U.S. Factor Rotation ETF, Series of EA Series Trust
70.Bushido Capital US Equity ETF, Series of EA Series Trust
71.Bushido Capital US SMID Cap Equity ETF, Series of EA Series Trust
72.Castellan Targeted Equity ETF, Series of EA Series Trust
73.Castellan Targeted Income ETF, Series of EA Series Trust
74.Coastal Compass 100 ETF, Series of EA Series Trust
75.Concourse Capital Focused Equity ETF, Series of EA Series Trust
76.Discipline Fund ETF, Series of EA Series Trust
77.Draco Evolution AI ETF, Series of EA Series Trust
78.EA Astoria Dynamic Core US Fixed Income ETF, Series of EA Series Trust
79.EA Bridgeway Blue Chip ETF, Series of EA Series Trust
80.EA Bridgeway Omni Small-Cap Value ETF, Series of EA Series Trust
81.Euclidean Fundamental Value ETF, Series of EA Series Trust
82.Freedom 100 Emerging Markets ETF, Series of EA Series Trust
83.Gadsden Dynamic Multi-Asset ETF, Series of EA Series Trust
84.Guru Favorite Stocks ETF, Series of EA Series Trust
85.Honeytree U.S. Equity ETF, Series of EA Series Trust
86.Intelligent Alpha Atlas ETF, Series of EA Series Trust
87.Keating Active ETF, Series of EA Series Trust
88.MC Trio Equity Buffered ETF, Series of EA Series Trust
89.MRBL Enhanced Equity ETF, Series of EA Series Trust
90.MarketDesk Focused U.S. Dividend ETF, Series of EA Series Trust
91.MarketDesk Focused U.S. Momentum ETF, Series of EA Series Trust
92.Matrix Advisors Value ETF, Series of EA Series Trust
93.RACWI US ETF, Series of EA Series Trust
94.Relative Sentiment Tactical Allocation ETF, Series of EA Series Trust
95.Research Affiliates Deletions ETF, Series of EA Series Trust
96.RockCreek Global Equality ETF, Series of EA Series Trust
97.Sarmaya Thematic ETF, Series of EA Series Trust
98.Sparkline Intangible Value ETF, Series of EA Series Trust
99.Sparkline International Intangible Value ETF, Series of EA Series Trust
100.Stance Sustainable Beta ETF, Series of EA Series Trust
101.Stocksnips AI-Powered Sentiment US All Cap ETF, Series of EA Series Trust
102.Strive 1000 Dividend Growth ETF, Series of EA Series Trust
103.Strive 1000 Growth ETF, Series of EA Series Trust
104.Strive 1000 Value ETF, Series of EA Series Trust
105.Strive 500 ETF, Series of EA Series Trust
106.Strive Emerging Markets Ex-China ETF, Series of EA Series Trust
107.Strive Enhanced Income Short Maturity ETF, Series of EA Series Trust
108.Strive International Developed Markets ETF, Series of EA Series Trust
109.Strive Mid-Cap ETF, Series of EA Series Trust
110.Strive Natural Resources and Security ETF, Series of EA Series Trust
111.Strive Small-Cap ETF, Series of EA Series Trust
112.Strive Total Return Bond ETF, Series of EA Series Trust
113.Strive U.S. Energy ETF, Series of EA Series Trust
114.Strive U.S. Semiconductor ETF, Series of EA Series Trust
115.Suncoast Select Growth ETF, Series of EA Series Trust

116.TBG Dividend Focus ETF, Series of EA Series Trust
117.Towle Value ETF, Series of EA Series Trust
118.WHITEWOLF Publicly Listed Private Equity ETF, Series of EA Series Trust
119.YOKE Core ETF, Series of EA Series Trust
120.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
121.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
122.AAM Crescent CLO ETF, Series of ETF Series Solutions
123.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
124.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
125.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
126.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
127.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
128.AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
129.AAM Transformers ETF, Series of ETF Series Solutions
130.Acquirers Deep Value ETF, Series of ETF Series Solutions
131.Aptus April Buffer, Series of ETF Series Solutions
132.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
133.Aptus Deferred Income ETF, Series of ETF Series Solutions
134.Aptus Defined Risk ETF, Series of ETF Series Solutions
135.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
136.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
137.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
138.Aptus January Buffer ETF, Series of ETF Series Solutions
139.Aptus July Buffer ETF, Series of ETF Series Solutions
140.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
141.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
142.Aptus October Buffer ETF, Series of ETF Series Solutions
143.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
144.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
145.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
146.BTD Capital Fund, Series of ETF Series Solutions
147.Carbon Strategy ETF, Series of ETF Series Solutions
148.ClearShares OCIO ETF, Series of ETF Series Solutions
149.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
150.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
151.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
152.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
153.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
154.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
155.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
156.Hoya Capital Housing ETF, Series of ETF Series Solutions
157.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
158.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
159.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
160.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
161.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
162.Opus Small Cap Value ETF, Series of ETF Series Solutions
163.The Acquirers Fund, Series of ETF Series Solutions
164.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions

165.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
166.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
167.U.S. Global JETS ETF, Series of ETF Series Solutions
168.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
169.U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
170.US Vegan Climate ETF, Series of ETF Series Solutions
171.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
172.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
173.First American Funds Trust
174.FundX Investment Trust
175.The Glenmede Fund, Inc.
176.The GoodHaven Funds Trust
177.Harding, Loevner Funds, Inc.
178.Hennessy Funds Trust
179.Horizon Funds
180.Hotchkis & Wiley Funds
181.Intrepid Capital Management Funds Trust
182.Jacob Funds Inc.
183.The Jensen Quality Growth Fund Inc.
184.Kirr, Marbach Partners Funds, Inc.
185.Core Alternative ETF, Series of Listed Funds Trust
186.Optimized Equity Income ETF, Series of Listed Funds Trust
187.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
188.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
189.LKCM Funds
190.LoCorr Investment Trust
191.MainGate Trust
192.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
193.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
194.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
195.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
196.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
197.Kensington Active Advantage Fund, Series of Managed Portfolio Series
198.Kensington Defender Fund, Series of Managed Portfolio Series
199.Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
200.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
201.Kensington Managed Income Fund, Series of Managed Portfolio Series
202.LK Balanced Fund, Series of Managed Portfolio Series
203.Leuthold Core ETF, Series of Managed Portfolio Series
204.Leuthold Core Investment Fund, Series of Managed Portfolio Series
205.Leuthold Global Fund, Series of Managed Portfolio Series
206.Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
207.Leuthold Select Industries ETF, Series of Managed Portfolio Series
208.Muhlenkamp Fund, Series of Managed Portfolio Series
209.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
210.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
211.Olstein All Cap Value Fund, Series of Managed Portfolio Series
212.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
213.Port Street Quality Growth Fund, Series of Managed Portfolio Series

214.Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
215.Prospector Opportunity Fund, Series of Managed Portfolio Series
216.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
217.Reinhart International PMV Fund, Series of Managed Portfolio Series
218.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
219.Tremblant Global ETF, Series of Managed Portfolio Series
220.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
221.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
222.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
223.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
224.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
225.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
226.SWP Growth & Income ETF, Series of Manager Directed Portfolios
227.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
228.Mason Capital Fund Trust
229.Matrix Advisors Funds Trust
230.Monetta Trust
231.Nicholas Equity Income Fund, Inc.
232.Nicholas Fund, Inc.
233.Nicholas II, Inc.
234.Nicholas Limited Edition, Inc.
235.Oaktree Diversified Income Fund Inc.
236.Permanent Portfolio Family of Funds
237.Perritt Funds, Inc.
238.Procure ETF Trust II
239.Professionally Managed Portfolios
240.Provident Mutual Funds, Inc.
241.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
242.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
243.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
244.Aquarius International Fund, Series of The RBB Fund, Inc.
245.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
246.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
247.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
248.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
249.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
250.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
251.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
252.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
253.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
254.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
255.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
256.F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
257.F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
258.F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
259.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
260.F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
261.F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
262.F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.

263.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
264.F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
265.F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
266.F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
267.F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
268.F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
269.F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
270.F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
271.F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
272.F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
273.F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
274.F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
275.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
276.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
277.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
278.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
279.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
280.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
281.MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
282.Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
283.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
284.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
285.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
286.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
287.SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
288.SGI Global Equity Fund, Series of The RBB Fund, Inc.
289.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
290.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
291.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
292.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
293.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
294.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
295.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
296.The RBB Fund Trust
297.RBC Funds Trust
298.Rockefeller Municipal Opportunities Fund
299.SEG Partners Long/Short Equity Fund
300.Series Portfolios Trust
301.Tax-Exempt Private Credit Fund, Inc.
302.Thompson IM Funds, Inc.
303.Tortoise Capital Series Trust
304.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
305.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
306.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
307.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
308.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
309.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
310.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
311.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers

312.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
313.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
314.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
315.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
316.USQ Core Real Estate Fund
317.Wall Street EWM Funds Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.:

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

    (c)    Not applicable.

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street., Suite 301 Portland, ME 04101
Registrant’s Investment Adviser	Eldridge Structured Credit Advisers, LLC 767 5th Ave, 17th Floor New York, NY 10153
Item 34. Management Services
    Not applicable.

Item 35. Undertakings
    Not applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, Series Portfolios Trust, certifies that this Post-Effective Amendment No. 231 to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and has duly caused this Post-Effective Amendment No. 231 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 18th day of December, 2025.

Series Portfolios Trust

By:	/s/ Ryan L. Roell
Ryan L. Roell
President

    Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 231 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Daniel B. Willey*	Trustee	December 18, 2025
Daniel B. Willey

Debra McGinty-Poteet*	Trustee	December 18, 2025
Debra McGinty-Poteet

Koji Felton*	Trustee	December 18, 2025
Koji Felton

/s/ Ryan L. Roell	President and Principal	December 18, 2025
Ryan L. Roell	Executive Officer

Douglas Schafer*	Treasurer, Principal Financial	December 18, 2025
Douglas Schafer	Officer and Principal Accounting
Officer

*By: /s/ Ryan L. Roell
Ryan L. Roell
Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Legal Opinion and Consent of Counsel by Thompson Hine LLP	(i)
Consent of Independent Registered Public Accounting Firm	(j)